1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,
D.C. 20549
__________________________
FORM
8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934
Date of Report (Date of earliest event reported):
January 22, 2026
__________________________
USCB Financial Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
__________________________
Florida
001-41196
87-4070846
(State or Other Jurisdiction
of Incorporation)
(Commission File Number) (IRS Employer
Identification No.)
2301 N.W. 87th Avenue
,
Doral
,
Florida
33172
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone
Number, Including Area Code: (
305
)
715-5200
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under
any of the following provisions:
☐
Written communications pursuant
to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a
-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Class A common stock, $1.00 par value per share
USCB
The Nasdaq Stock Market LLC
Indicate by
check mark
whether the
registrant is
an emerging
growth company
as defined
in Rule
405 of
the Securities
Act of
1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b
-2 of this chapter).
Emerging growth company
☒
If
an
emerging
growth
company,
indicate
by
check
mark
if
the
registrant
has
elected
not
to
use
the
extended
transition
period
for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.
On January 22,
2026, USCB Financial Holdings,
Inc. (the “Company”)
issued a press release
announcing its financial
results
for the quarter
ended December 31, 2025.
A copy of the
press release is furnished
as Exhibit 99.1 to
this Current Report on
Form 8-K
(“Form 8-K”) and is incorporated herein by reference.
The information in this
Item 2.02, including
Exhibit 99.1 hereto,
is being furnished
and shall not
be deemed “filed”
for purposes
of Section 18 of the
Securities Exchange Act of
1934 (the “Exchange Act”),
or otherwise be subject to
the liability of that section,
and
shall
not
be
deemed
to
be
incorporated
by
reference
into
any
filing
under
the
Securities
Act
of
1933
(the
“Securities
Act”)
or
the
Exchange Act except as expressly set forth by specific reference in such filing to this Form 8-K.
Item 7.01. Regulation FD Disclosure.
As previously announced, at 11:00 a.m. ET on January 23, 2026, the Company will hold an earnings conference call to discuss
its financial performance
for the quarter ended
December 31, 2025. A
copy of the slides
forming the basis of
the presentation is being
furnished as
Exhibit 99.2
to this
Form 8-K
and is
incorporated herein
by reference.
A copy
of the
slides has
also been
posted to
the
Company’s investor relations website,
located at investors.uscenturybank.com.
The information in this
Item 7.01, including
Exhibit 99.2 hereto,
is being furnished
and shall not
be deemed “filed”
for purposes
of Section 18 of the Exchange Act, or otherwise be subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the
Securities Act or the Exchange Act
except as set forth by
specific reference in such filing to this
Form
8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description
99.1
USCB Financial Holdings, Inc. Press Release, dated January 22, 2026
99.2
Earnings Presentation, dated January 22, 2026
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
USCB Financial Holdings, Inc.
By: /s/ Robert Anderson
Name: Robert Anderson
Title: Chief Financial Officer
Date: January 22, 2026